EXHIBIT 25.2

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM T-1

                          STATEMENT OF ELIGIBILITY UNDER
                THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ____



                              THE BANK OF NEW YORK
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)


NEW YORK                                               13-5160382
JURISDICTION OF INCORPORATION                          (I.R.S. Employer
IF NOT A U.S. NATIONAL BANK                            Identification no.)

48 WALL STREET
NEW YORK, NY                                           10286
(Address of principal                                  (Zip Code)
executive offices)


                        K-III COMMUNICATIONS CORPORATION
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


DELAWARE                                                    13-3647573
(State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization                            Identification no.)

745 FIFTH AVENUE
NEW YORK, NY                                                10151
(Address of principal executive offices)                    (Zip Code)

                        See Table of Additional Obligors



            10% CLASS D SUBORDINATED EXCHANGE DEBENTURES DUE 2008
                       (TITLE OF THE INDENTURE SECURITIES)

                        TABLE OF ADDITIONAL OBLIGORS

                                                      State Or Other    Primary Standard       I.R.S.
                   Exact Name Of                     Jurisdiction Of       Industrial         Employer
                Obligors As Specified                Incorporation Or    Classification    Identification
                  In Its Charter                       Organization       Code Number          Number
- ---------------------------------------------------  ----------------   ----------------   --------------
Argus Publishers Corporation ......................  California               2721             95-2219151
Bacon's Information, Inc. .........................  Delaware                 7389             36-4011543
Channel One Communications Corporation.............  Delaware                 4833             13-3783276
Daily Racing Form, Inc. ...........................  Delaware                 2721             13-3616342
DRF Finance, Inc. .................................  Delaware                 2721             13-3616341
The Electronics Source Book, Inc. .................  Delaware                 2741             36-0645610
Funk & Wagnalls Yearbook Corp. ....................  Delaware                 2731             13-3603787
Haas Publishing Companies, Inc. ...................  Delaware                 2741             58-1858150
Intermodal Publishing Company, Ltd. ...............  New York                 2721             13-2633752
Intertec Market Reports, Inc.......................  Delaware                 2721             36-1534790
Intertec Presentations, Inc. ......................  Colorado                 2721             84-0840004
Intertec Publishing Corporation....................  Delaware                 2721             48-1071277
Krames Communications Incorporated.................  Delaware                 2731             94-3151780
K-III Directory Corporation........................  Delaware                 2721             13-3555670
K-III Holdings Corporation III.....................  Delaware                 6719             13-3617238
K-III HPC, Inc.....................................  Delaware                 6719             58-2105885
K-III KG Corporation--Massachusetts................  Massachusetts            8222             04-3218659
K-III KG Corporation--New York I...................  New York                 8222             11-3193464
K-III KG Corporation--New York II..................  New York                 8222             13-3751139
K-III Magazine Corporation.........................  Delaware                 2721             13-3616344
K-III Magazine Finance Corporation.................  Delaware                 2721             13-3616343
K-III Prime Corporation............................  Delaware                 6719             13-3631019
K-III Reference Corporation........................  Delaware                 2731             13-3603781
The Katharine Gibbs Schools, Inc. .................  Delaware                 6719             13-3755180
The Katharine Gibbs Schools of Montclair, Inc. ....  New Jersey               8222             22-3275485
The Katharine Gibbs Schools of Norwalk, Inc. ......  Connecticut              8222             06-1388463
The Katharine Gibbs Schools of Piscataway, Inc. ...  New Jersey               8222             22-3275484
The Katharine Gibbs Schools of Providence, Inc. ...  Rhode Island             8222             05-0475713
Lifetime Learning Systems, Inc. ...................  Delaware                 2741             13-3763276
McMullen Argus Publishing, Inc. ...................  California               2721             95-2663753
MH West, Inc. .....................................  California               2721             95-4190756
Musical America Publishing, Inc. ..................  Delaware                 2721             13-2782528
Nelson Publications, Inc. .........................  Delaware                 2741             13-3740812
Newbridge Communications, Inc......................  Delaware                 2735             13-1932571
Paramount Publishing Inc. .........................  California               2741             33-0087025
PJS Publications, Inc. ............................  Delaware                 2721             52-1654079
R.E.R. Publishing Corporation......................  New York                 2721             13-3090623
Stagebill, Inc. ...................................  Delaware                 2721             36-2693071
Symbol of Excellence Publishers, Inc. .............  Alabama                  2721             63-0845698
Weekly Reader Corporation..........................  Delaware                 2721             13-3603780

    The address, including zip code, and telephone number, including area code, of each additional registrant's principal executive office is 745 Fifth Avenue, New York, New York 10151 (212-745-0100).

ITEM 1.   GENERAL INFORMATION.
          Furnish the following information as to the trustee.

          (a) Name and address of each examining or supervising authority to which it is subject.

          NAME                                            ADDRESS
          ----                                            -------

          Superintendent of Banks of the State of         2 Rector Street, New York, N.Y.
          New York                                        10006, and Albany, N.Y.  12203

          Federal Reserve Bank of New York                33 Liberty Plaza, New York, N.Y.
                                                          10045

          Federal Deposit Insurance Corporation           Washington, D.C.  20429

          New York Clearing House Association             New York, New York


     (b)  Whether it is authorized to exercise corporate trust powers.

           Yes.

ITEM 2.   AFFILIATIONS WITH OBLIGOR.

          If the obligor is an affiliate of the Trustee, describe each such affiliation.

          None.  (See Note on page 3)

ITEM 16.  LIST OF EXHIBITS.


          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

          4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

          6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

          7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of May, 1996.

                                        THE BANK OF NEW YORK



                                        By /s/ Mary Jane Morrissey
                                          ------------------------
                                          Mary Jane Morrissey
                                          Vice President

               Consolidated Report of Condition of
                     THE BANK OF NEW YORK
           of 48 Wall Street, New York, N.Y. 10286
           And Foreign and Domestic Subsidiaries,
           a member of the Federal Reserve System, at the close of business December 31, 1995, published in accordance with a call made by the Federal
           Reserve Bank of this District pursuant to the provi-sions of the Federal Reserve Act.



                                                           Dollar Amounts
           ASSETS
                                                             in Thousands
           Cash and balances due from depos-
            itory institutions:
            Noninterest-bearing balances and
              currency and coin  . . . . . . . . . . . . . .   $ 4,500,312
            Interest-bearing balances  . . . . . . . . . . . . .   643,938
           Securities:
            Held-to-maturity securities  . . . . . . . . . . . .   806,221
            Available-for-sale securities  . . . . . . . . . .   2,036,768
           Federal funds sold and securities
            purchased under agreements
            to resell in domestic offices of
            the bank:
            Federal funds sold   . . . . . . . . . . . . . . .   4,166,720
            Securities purchased under
              agreements to resell   . . . . . . . . . . . . . . .  50,413
           Loans and lease financing
            receivables:
            Loans and leases, net of unearned
              income   . . . . . .   27,068,535
            LESS: Allowance for loan and
              lease losses   . . . . .  520,024
            LESS: Allocated transfer risk
              reserve  . . . . . . . . .  1,000
            Loans and leases, net of unearned
              income and allowance, and
              reserve  . . . . . . . . . . . . . . . . . . . .  26,547,511
           Assets held in trading accounts . . . . . . . . . . .   758,462
           Premises and fixed assets (including
            capitalized leases)  . . . . . . . . . . . . . . . .   615,330
           Other real estate owned . . . . . . . . . . . . . . . .  63,769
           Investments in unconsolidated sub-
            sidiaries and associated com-
            panies   . . . . . . . . . . . . . . . . . . . . . .   223,174
           Customers' liability to this bank on
            acceptances outstanding  . . . . . . . . . . . . . .   900,795
           Intangible assets . . . . . . . . . . . . . . . . . .   212,220
           Other assets  . . . . . . . . . . . . . . . . . .     1,186,274
                                                               -----------
           Total assets  . . . . . . . . . . . . . . . . . .   $42,711,907
                                                               ===========

           LIABILITIES
           Deposits:
            In domestic offices  . . . . . . . . . . . . . .   $21,248,127
            Noninterest-bearing  . .  9,172,079
            Interest-bearing   . .   12,076,048
            In foreign offices, Edge and
            Agreement subsidiaries, and IBFs   . . . . . . . .   9,535,088
            Noninterest-bearing  . . .   64,417
            Interest-bearing   . . .  9,470,671
           Federal funds purchased and secu-
            rities sold under agreements to re-
            purchase in domestic offices of
            the bank and of its Edge and
            Agreement subsidiaries, and in
            IBFs:

            Federal funds purchased  . . . . . . . . . . . . .   2,095,668
            Securities sold under agreements
              to repurchase  . . . . . . . . . . . . . . . . . . .  69,212
           Demand notes issued to the U.S.
            Treasury   . . . . . . . . . . . . . . . . . . . . .   107,340
           Trading liabilities . . . . . . . . . . . . . . . . .   615,718
           Other borrowed money:
            With original maturity of one year
              or less  . . . . . . . . . . . . . . . . . . . .   1,638,744
            With original maturity of more than
              one year   . . . . . . . . . . . . . . . . . . . .   120,863
           Bank's liability on acceptances exe-
            cuted and outstanding  . . . . . . . . . . . . . . .   909,527
           Subordinated notes and debentures . . . . . . . . .   1,047,860
           Other liabilities . . . . . . . . . . . . . . . . .   1,836,573
                                                                ----------
           Total liabilities . . . . . . . . . . . . . . . . .  39,224,720
                                                                ----------

           EQUITY CAPITAL
           Common Stock  . . . . . . . . . . . . . . . . . . . .   942,284
           Surplus . . . . . . . . . . . . . . . . . . . . . . .   525,666
           Undivided profits and capital
            reserves   . . . . . . . . . . . . . . . . . . . .   1,995,316
           Net unrealized holding gains
            (losses) on available-for-sale se-
            curities   . . . . . . . . . . . . . . . . . . . . . .  29,668
           Cumulative foreign currency transla-
            tion adjustments   . . . . . . . . . . . . . . .   (    5,757)
                                                               -----------
           Total equity capital  . . . . . . . . . . . . . .     3,487,187
                                                               -----------
           Total liabilities and equity capital  . . . . . .   $42,711,907
                                                               ===========

            I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been pre-pared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                              Robert E. Keilman

            We, the undersigned directors, attest to the cor-rectness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in confor-mance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


              J. Carter Bacot
              Thomas A. Renyi         Directors
              Alan R. Griffith